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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of PartsBase.com on Form S-1 of our report dated January 4, 2000, appearing in this prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP
Houston, Texas

January 7, 2000